UNITED  STATES
                       SECURITIES  AND  EXCHANGE  COMMISSION
                             Washington,  D.C.  20549

                                    FORM  8-K

                                 CURRENT  REPORT

     Pursuant  to  section  13  or  15(d) of the Securities Exchange Act of 1934

         Date  of  Report  (Date  of  earliest  event  reported): April 27, 2006

                                  NEWAVE,  INC.
            --------------------------------------------------------
             (Exact  name  of  registrant  as  specified  in  its  charter)

             Utah                         333-34308                87-0520575
  ----------------------------     ------------------------     ---------------
     (State  or  other jurisdiction     (Commission File        (IRS Employer of
            incorporation)                  Number)          Identification No.)



         30  S.  LaPatera  Lane,  Suite  7  Goleta,  CA         90802
      -------------------------------------------------     -------------
           (Address  of  principal  executive  offices)      (Zip  Code)


                                 (805)  964-9126
                             ----------------------
                         (Registrant's  telephone  number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written  communications  pursuant to Rule 425 under the Securities Act (17
      CFR  230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM  1.02  TERMINATION  OF  A  MATERIAL  DEFINITIVE  AGREEMENT

On April 27, 2006, we paid a total of $277,314 in principal notes due to several institutional investors with cash generated from operations.

We paid the remaining balance of $190,500 on our Promissory Note with Dutchess Private Equities Fund, L.P. dated December 28, 2004. We paid $9,000 on our Convertible Debenture with Dominic Bohnett dated January 6, 2004. This Debenture now has a remaining balance of $65,381. We paid $72,750 on our Convertible Debenture with eFund Capital Partners dated January 15, 2004. This debenture now has a remaining balance of $62,542. We paid $5,064 on our Convertible Debenture with Dutchess Private Equities Fund, L.P. dated September 25, 2004. This
Debenture  now  has  a  remaining  balance  of  $216,936.

This report may contain forward-looking statements that involve risks and uncertainties, including, without limitation, statements concerning our business and possible or assumed future results of operations. We generally use words such as "believe," "may," "could," "will," "intend," "expect," "anticipate," "plan," and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons including: our ability to continue as a going concern, adverse economic changes affecting markets we serve; competition in our markets and industry segments; our timing and the profitability of entering new markets; greater than expected costs, customer acceptance of our products or difficulties related to our integration of the businesses we may acquire; and other risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            NEWAVE,  INC.
                         -----------------
                            Registrant


Date:  May  2,  2006           By:  /s/  Michael  Hill
                                    -------------------------
                                    Michael  Hill
                                    Chief  Executive  Officer